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                                    EXHIBIT A
                   OFFICERS AND DIRECTORS OF WINDY CITY, INC.

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I.   Directors
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Name                                                          Business Address
----                                                          ----------------
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Joel S. Kanter                                                8000 Towers Crescent Drive
                                                              Suite 1070
                                                              Vienna, Virginia 22182
II.  Officers
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Name                       Position                           Business Address
----                       --------                           ----------------

Joshua S. Kanter           Vice President, Secretary          333 West Wacker Drive
                                                              Suite 2700
                                                              Chicago, Illinois 60606

Joel S. Kanter             President, Treasurer               8000 Towers Crescent Drive
                                                              Suite 1070
                                                              Vienna, Virginia 22182

               OFFICERS AND DIRECTORS OF KANTER FAMILY FOUNDATION
               --------------------------------------------------

I.   Directors
     ---------
Name                                                          Business Address
----                                                          ----------------

Joel S. Kanter                                                8000 Towers Crescent Drive
                                                              Suite 1070
                                                              Vienna, Virginia 22182

Joshua S. Kanter                                              333 West Wacker Drive
                                                              Suite 2700
                                                              Chicago, Illinois 60606

Albert Morrison, Jr.                                          1001 Brickell Bay Drive
                                                              9th Floor
                                                              Miami, Florida  33131
II.  Officers
     --------
Name                       Position                           Business Address
----                       --------                           ----------------

Joel S. Kanter             President, Treasurer               8000 Towers Crescent Drive
                                                              Suite 1070
                                                              Vienna, Virginia  22182

Joshua S. Kanter           Vice President                     333 West Wacker Drive
                                                              Suite 2700
                                                              Chicago, Illinois 60606

Naomi Kanter               Vice President, Assistant          65 Vine Avenue
                           Secretary                          Highland Park, Illinois 60035

Janis S. Kanter            Secretary                          1923 West Dickens
                                                              Chicago, Illinois 60622

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